Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Clearant, Inc. (“Company”) for the quarter ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “quarterly report”), I, Jon Garfield, Chief Executive Officer and Chief Financial Officer, of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1. The quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Jon Garfield
Jon Garfield, Chief Executive Officer and Chief Financial Officer
Date: November 14, 2008
This certification accompanies this quarterly report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
A signed original of this written statement required by Section 906, another document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained and furnished to the Securities and Exchange Commission or its staff upon request.